Exhibit 10.18

Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K on the basis that the registrant customarily and actually treats that information as private or confidential and the omitted information is not material. Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”.

FACTORY LEASE AGREEMENT

No. 242/2022/HDTNX/VHIZ – VF

THIS FACTORY LEASE AGREEMENT (the “Agreement”) is made on February 24, 2022 by and between the parties:

I. The Lessee:	VINFAST TRADING AND PRODUCTION JOINT STOCK COMPANY

Head office:	Dinh Vu - Cat Hai Economic Zone, Cat Hai Island, Cat Hai Town, Cat Hai District, Hai Phong City, Vietnam.

Enterprise code:	[***]

Representative:	[***]

Position:	[***]

And:

II. The Lessor:	VINHOMES INDUSTRIAL ZONE INVESTMENT JOINT STOCK COMPANY

Head office:	No. 7 Bang Lang 1 Street, Vinhomes Riverside Eco-urban Area, Viet Hung Ward, Long Bien District, Hanoi City, Vietnam.

Enterprise code:	[***]

Representative:	[***]

Position:	[***]

The Lessor and the Lessee are hereinafter collectively referred to as the “Parties” and individually as the “Party”.

WHEREAS:

•

The Lessor is the owner of the Factory on the land area according to the Investment Certificate No. [***] issued by the Hai Phong Economic Zone Management Board. The Lessor currently implements necessary procedures to obtain the Certificate of land use right and property attached to the land issued by competent State Authority (“Certificate”);

•	The Lessee wishes to lease the Lessor’s Factory to implement the Lessee’s Vinfast Automobile Production Complex Project for the leased Factory (“Project”).

THEREFORE, the Parties agree to execute the Factory Lease Agreement (“Agreement”) with the following contents:

ARTICLE 1: SUBJECT MATTER OF THE AGREEMENT

The Lessor agrees to lease and the Lessee agrees to rent the Factory with detailed information as specified in Appendix 1 hereof.

ARTICLE 2: LEASE TERM

The lease term of the Factory under the Lease Agreement is [***] years and commences from the Handover Date (“Lease Term”). The Lease Term can be extended as agreed by the Parties.

ARTICLE 3: RENTAL AND PAYMENT SCHEDULE

3.1.	Rental:

•

The reference rental price (“Reference Price”) applied at the effective time hereof is approximately [***]. In the following years (calculated according to 12-month basis from the effective date hereof), the Reference Price will automatically increase by [***].

•

The Lessor applies preferential rental rates to the Lessee as follows: (i) the first [***] equal to [***] of the Reference Price; (ii) the next [***] equal to [***] of the Reference Price; (iii) the next [***] equal to [***] of the Reference Price, and; (iv) the following years will be equal to the market rental.

•

The rental is calculated monthly on the principle that the rental per m2 multiplied by the total area of the Factory specified in Appendix 1 attached hereto. For clarification, Rental shall not include Value Added Tax (VAT) (“Rental”).

3.2.	Payment of Rental:

i)

The Lessee will make a deposit to the Lessor corresponding to [***] months of Rental calculated according to the applicable Rental for each period as specified in clause 3.1. The deposit will be used to secure the performance of the Lessee’s payment obligations under the provisions hereof. The handling of the deposit shall be implemented in accordance with the provisions of Laws or as agreed by the Parties. During the effective term of this Agreement, the Lessee shall always maintain this deposit amount.

ii)

The Lessee will periodically pay the Rental every [***] months within the first [***] days of each payment period. The first payment period is calculated from the first day of the next month from the effective date hereof.

3.3.	Payment method:

i)	The Lessee shall pay the Rental to the Lessor by transfer to the Lessor’s bank account. The Lessor is responsible for providing account information to the Lessee.

ii)

If any payment of the Lessee to the Lessor becomes overdue as stipulated herein (including but not limited to the Rental), the Lessee is obliged to pay the Lessor late payment interest for the overdue amount at an interest rate equal to the [***] month term interest rate for corporate deposits in VND of [***], calculated from the due date of such payment but in any event shall not exceed fifteen percent (15%) per year.

iii)

In case the payment becomes overdue for [***] days that the Lessee fails to pay the Rental and late payment interest according to Article 3.3(ii) above, the Lessor is entitled to handle the deposit or unilaterally terminate the Lease Agreement in accordance with Article 10.2.

ARTICLE 4: FACTORY HANDOVER

The Parties acknowledge that the Lessor has completed the handover, which satisfies the technical requirements of the Factory specified in Appendix 2 attached hereto, and the Lessee has takeover the Factory on the effective date hereof (“Handover Date”), confirmed by a handover minutes signed by both Parties (“Handover Minutes”).

ARTICLE 5: USE OF FACTORY

5.1.

The Lessee will use the Factory for the purpose of producing automobiles according to the Lessee’s Project, in accordance with the Lessor’s leasing activities (“Lease Purpose”). The Lessee may not use the Factory for any purpose other than the Lease Purpose without the written consent of the Lessor.

5.2.	The Lessee is responsible before the laws for the use of the Factory for the purposes other than the Rental Purpose and/or illegal purposes.

5.3.

The Lessee has the right and is responsible for installing and connecting Utilities services for the Factory from the connection points provided by the Lessor or a third party and signing utility service contracts with the supplier or the Lessor on terms agreed by relevant parties.

ARTICLE 6. TRANSFER AND SUBLEASE

6.1.

The rights and interests of the Lessee under this Agreement shall not be transferred without prior written consent of the Lessor. For clarification, the Lessee is not allowed to sublease part or all of the Factory to any third party without the written consent of the Lessor.

6.2.

The Lessor has the right to transfer the Project, the Factory and/or the land use rights related to the Factory to any third party without prior written consent of the Lessee, provided that such third party shall maintain and continue to perform all provisions of this Agreement.

ARTICLE 7: RIGHTS AND RESPONSIBILITIES OF THE LESSEE

7.1.	Rights of the Lessee:

(i)	To be entitled to use the Factory in accordance with the Lease Purpose during the Lease Term;

(ii)	To be entitled to install equipment and necessary items in the Factory to implement the Lessee’s Project;

(iii)

To be entitled to adjust or change, renovate the interior of the Factory, provided that (i) such renovation does not affect the Factory structure as well as the planning; (ii) approved by prior written consent of the Lessor; (iii) comply with the conditions and approvals (if any) of the competent authorities. It is strictly forbidden to change the main structure, expand or reduce the floor area, height or volume of the Factory unless approved in writing by the Lessor. The change/adjustment shall be sent by Notice to the Lessor and will be responded by the Lessor within a maximum period of [***] days (or another shorter period as agreed by the Parties). The Lessee shall bear all costs and expenses arising from the failure to comply with the provisions of laws, including the penalties of the competent authority;

(iv)

Within the scope of the Lease Purpose, the Lessee is entitled to use common facilities, including flower gardens, streetlights, roads, security facilities, environmental sanitation, technical facilities, telecommunications infrastructure and other common infrastructure for the Complex (“Common Facilities”) and utilities such as electricity, water, water drainage, communication systems and other services provided by the Lessor or a third party in the Complex (“Utilities”);

(v)	Other rights specified in this Lease Agreement.

7.2.	Responsibilities of the Lessee:

(i)	To pay in full and on time the amount payable to the Lessor, unless otherwise provided for in the Lease Agreement or otherwise agreed by the Parties;

(ii)	To use the Factory for the Lease Purpose and obtain necessary permits (if any) from the competent authorities for the Lessee’s use of the Factory in accordance with the Laws;

(iii)

To perform and bear the cost of the maintenance and repair of the Factory in the same condition as it was on the Handover Date except for normal wear and tear and problems arising from the fault of the Lessor, and repair all damage caused by the fault of Lessee, its representatives, employees or contractors;

(iv)	To comply with the Lessor’s regulations regarding the use of Common Facilities and Utilities;

(v)

To be responsible for and indemnify the Lessor: (a) any loss or damage caused by the Lessee to the Lessor as the owner of the Factory arising from the fault of the Lessee in relation to the Factory; (b) any loss or damage arising from the fault of the Lessee in relation to the Common Facilities and Utilities; (c) responsibilities, legal proceedings and costs directly or indirectly arising to the Lessor from the fault of the Lessee during the use of the Factory; and (d) the Lessee’s breach of any provision hereof.

(vi)	Other obligations specified in this Lease Agreement.

ARTICLE 8: RIGHTS AND RESPONSIBILITIES OF THE LESSOR

8.1.	Rights of the Lessor:

(i)	To be entitled to receive Rental and other payments (if any) from the Lessee in accordance with this Agreement;

(ii)

To be entitled to promulgate and amend the regulations on the use of Common Facilities and Utilities services without the consent of the Lessee from time to time, but the Lessor shall notify the Lessee [***] days before the effective date of these provisions and amendments, except for amendments with immediate effect as provided by the Laws.

(iii)

The Lessor is entitled to invest, exploit and use property and land outside the Factory, including investment in construction of Common Facilities and Utilities, in accordance with the Lessor’s Project and the Lessee’s Production Project;

(iv)

The Lessor is entitled to institute security measures or third party rights in respect of the Factory, land use rights, and/or derivative interests from the Lease Agreement, provided that such action does not affect the Lessee’s right to use the Factory and Common Facilities under this Agreement.

(v)	Other rights specified in this Lease Agreement and provisions of the Laws.

8.2.	Responsibilities of the Lessor:

(i)	To procure that the lease hereunder is in accordance with the provisions of laws;

(ii)

To procure that the Lessee’s right to use the Factory and Common Facilities shall not be interrupted by any third party during the Lease Term, unless requested by competent authority, provided that the Lessee shall fully perform the provisions hereof.

(iii)

To invest in and maintain the Common Facilities and Utilities in good and usable condition to procure that the Lessee can exploit and use the Factory for the Lease Purpose during the Lease Term. The Lessor shall bear the risks of other assets, except for risks related to the Factory, the internal infrastructure of the Factory and assets under the responsibility of the Lessee;

(iv)

To support the Lessee to the extent consistent with the laws and the Lessor’s ability in providing necessary documents and information for the Lessee to implement its investment, production and business activities;

(v)

To be responsible and compensate the Lessee for damage caused by (a) loss arising from the Lessor’s breach of the Agreement; (b) claims, legal liabilities, actual losses and other costs directly incurred by the Lessee (if any) due to the fault of the Lessor during the performance of the Agreement;

(vi)	To implement fire prevention and fighting procedures for the Factory in accordance with applicable legal regulations.

(vii)	Other responsibilities specified under the Laws and this Agreement.

ARTICLE 9: DAMAGES

9.1.

When there is an incident of the Factory being damaged, the Lessee shall immediately contact the Lessor within [***] hours after the incident occurs and then deliver a written notice to the Lessor accordingly. The Lessor shall make repairs immediately to restore the Factory. During the period when the Lessee cannot use part of the Factory due to the repair, the Parties will agree in writing to reduce the Rental for the Lessee in proportion to the unusable area. If a large part of the Factory area cannot be used, the Lessor commits to make its best efforts for procuring suitable facilities for the Lessee while restoring the Factory. If this provision could not be done within a reasonable period, the Lessee is entitled to terminate this Lease Agreement in accordance with Article 10.1 hereof. For clarification, the Lessor shall not be liable for any property owned by the Lessee, including any machinery and equipment installed at the Factory.

9.2	The Lessor is obliged to purchase and maintain the relevant insurances that the property owner (Factory) must purchase in accordance with the laws.

ARTICLE 10: TERMINATION OF THE LEASE AGREEMENT

10.1.	This Agreement will terminate upon one of the following cases occurs:

(i)	Both Parties agree to terminate the Agreement. The rights and obligations of the Parties will be handled according to the agreement of the Parties at the time of termination;

(ii)	By the expiry of the Lease Term that the Parties fail to agree on extending the Lease Term in writing;

(iii)

The Factory is severely damaged due to force majeure events or the Lessor/Lessee’s negligence in complying with the obligations stipulated herein (unless otherwise agreed by the Parties); (iv) the Factory is revoked by competent authorities.

10.2.	This Agreement may be unilaterally terminated prior to its expiration by either Party in the following cases:

(i)

Either Party seriously breaches the Agreement and such breach cannot be remedied, or can be remedied but fails to do so within [***] days from the date of the other Party’s written request or within another specified period (if any). In this case, the breaching party leading to the Agreement being unilaterally terminated must pay a penalty equal to [***] months of Rental calculated at the time of termination of the Agreement.

(ii)	Either Party becomes insolvent, or is in the process of bankruptcy, closure, dissolution, or termination of business operations, or inability to pay its debts when they become due.

(iii)	The Lessee’s Project is terminated.

10.3.

In the event of expiration or termination prior to the term of this Agreement for any reason, within [***] days from the date of expiration or termination (“Return Period”), the Lessee shall return the current status of the Factory to the Lessor as at the Handover Date except for normal wear and tear and agreed amendments. At the time of return, the Factory must be cleaned of any assets of the Lessee or third party.

10.4.

After the Return Period, if any of the Lessee’s assets remain in the Factory, the Lessor may, at its sole discretion, take over and take possession of such assets or dispose of such assets after a reasonable notice period to the Lessee (at least [***] days).

10.5.

The Lessor must return all Rental of unused Lease Term paid by Lessee upon termination of the Agreement unless such termination is caused by the Lessee’s fault in non-compliance with obligations set forth in the Agreement. The return of money to the Lessee must be made within [***] days from the date of termination of the Lease Agreement, if payment is late, the Lessor shall pay interest on the late payment amount calculated by the interest rate of [***] months of corporate deposits in VND of [***], calculated from the due date of such payment and shall not exceed [***] percent ([***]%) per year.

ARTICLE 11: NOTICE

11.1.

Any notice under this Agreement shall be signed by the representative of the notifying Party and may be delivered by (a) hand delivery or (b) by prepaid post to the relevant Party’s address as set out in Article 11.2 (unless otherwise notified from time to time). Any notice delivered shall be deemed to have been received:

(i)	in case of hand delivery, at the delivery time;

(ii)	in case of prepaid post, [***] days from the date on the post mark.

11.2.	Contact details of the Parties as set forth at the beginning of this Agreement.

ARTICLE 12: APPLICATION LAW AND DISPUTE RESOLUTION

This Agreement is governed by the Laws of Vietnam, all disputes arising out of, or related to, this Agreement shall be resolved by the Parties in the will of negotiation and conciliation. In case the dispute cannot be resolved, such dispute shall be submitted to a competent court in accordance with the provisions of the Laws for resolution.

ARTICLE 13: CONFIDENTIALITY

The Parties shall keep confidential the contents of this Agreement and any issues raised in the negotiations and other matters of the other Party. The Parties may not disclose relevant information (unless agreed in writing by the other Party agrees) to any third party, except in case of providing information at the request of a competent State authority. This provision shall survive even if the Agreement terminates for any reason.

ARTICLE 14: MISCELLANEOUS

14.1.

The Appendixes are an integral part of this Agreement. In case the Parties agree to amend the contents of the Agreement, it must be made in writing with the consent of the legal representatives of the Parties.

14.2.

If any provision of this Agreement or any part thereof is rescinded, becomes unlawful or unenforceable under any law, regulation or policy, such provision shall be void, illegal or unenforceable to its extent, and shall not affect the validity of the other provisions of this Agreement.

14.3.

This Agreement takes effect from the date that the Lessor is granted Certificate by a competent State authority. This Agreement is made in [***] ([***]) originals in Vietnamese of equal legal validity.

The Parties have clearly understood their legal rights, obligations and interests, the meaning and legal consequences of entering into this Agreement.

THE LESSEE VINFAST TRADING AND PRODUCTION JOINT STOCK COMPANY [***] (Signed and Sealed) /s/ [***]	THE LESSOR VINHOMES INDUSTRIAL ZONE INVESTMENT JOINT STOCK COMPANY [***] (Signed and Sealed) /s/ [***]

List of Omitted Appendix:

Appendix 1 – List of leased factories